ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of
Atlas Acquisition Holdings Corp.
We have audited the accompanying balance sheet of Atlas Acquisition Holdings Corp. (a corporation in the development stage) (the “Company”) as of January 30, 2008 and the related statements of operations, stockholders’ equity and cash flows for the period September 6, 2007 (date of inception) to January 30, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Atlas Acquisition Holdings Corp. (a corporation in the development stage) as of January 30, 2008, and the results of its operations and its cash flows for the period September 6, 2007 (date of inception) to January 30, 2008, in conformity with accounting principles generally accepted in the United States of America.
/s/ Rothstein, Kass & Company, P.C.
Roseland, New Jersey
February 4, 2008

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
BALANCE SHEET

January 30, 2008
ASSETS
CURRENT ASSETS:
Cash	$440,035
OTHER ASSETS:
Investments held in Trust	200,000,000

TOTAL ASSETS	$200,440,035

LIABILITIES AND STOCKHOLDERS ‘ EQUITY

CURRENT LIABILITIES:

Accrued expenses	$5,014
Accrued registration costs	165,960
Notes payable to initial stockholders including related accrued interest	152,771

Total current liabilities	323,745

LONG-TERM LIABILITIES:
Deferred underwriting fee	8,955,000

Common stock subject to possible conversion (5,999,999 shares at conversion value)	59,999,990

COMMITMENTS

STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par value;100,000,000 shares authorized; none issued Common stock, par value $.001 per share, 300,000,000 shares authorized, 25,750,000 shares issued and outstanding (including 5,999,999 shares subject to conversion)	25,750
Additional paid-in capital	131,158,335
Deficit accumulated in the development stage	(22,785)

TOTAL STOCKHOLDERS’ EQUITY	131,161,300

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$200,440,035

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
STATEMENT OF OPERATIONS

For the period September 6, 2007
(date of inception)
to
January 30, 2008
Revenue	$—
Formation and operating costs	20,014
Interest expense	2,771

Loss before provision for income taxes	(22,785)
Provision for income taxes	—

Net loss for the period	$(22,785)

Weighted average number of common shares outstanding, basic and diluted	5,886,054

Net loss per common share, basic and diluted	$(0.00)

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
STATEMENT OF STOCKHOLDERS’ EQUITY
For the period September 6, 2007 (date of inception) to January 30, 2008

				Deficit	Total
	Common stock		Additional	Accumulated in the	Stockholders’
	Shares	Amount	Paid-In Capital	Development Stage	Equity
Balances, September 6, 2007 (date of inception)	—	$—	$—	$—	$—
Issuance of Common Stock at $0.004 per share to initial stockholders	5,750,000	5,750	17,250	—	23,000
Proceeds from issuance of 5,800,000 insider warrants at $1.00 per warrant in private placement	—	—	5,800,000	—	5,800,000
Sale of 20,000,000 units through public offering at $10.00 per unit net of underwriters’ discount and offering costs (including 5,999,999 shares of common stock subject to possible conversion)	20,000,000	20,000	185,341,075	—	185,361,075
Proceeds from public offering subject to possible conversion, 5,999,999 shares			(59,999,990)	—	(59,999,990)
Net loss for the period	—	—	—	(22,785)	(22,785)

Balances, January 30, 2008	25,750,000	$25,750	$131,158,335	$(22,785)	$131,161,300

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
STATEMENT OF CASH FLOWS

For the period
September 6, 2007
(date of inception)
to
January 30, 2008
Cash flows from operating activities:
Net loss	$(22,785)

Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Accrued expenses and interest	7,785

Net cash used in operating activities	(15,000)

Net cash used in investing activities

Cash held in trust account	(200,000,000)

Cash flows from financing activities:
Proceeds from issuance of common stock to initial stockholders	23,000
Proceeds from notes payable to initial stockholders	150,000
Proceeds from issuance of warrants in private placement	5,800,000
Gross proceeds from public offering	200,000,000
Payments for underwriters’ discount and offering costs	(5,517,965)

Net cash provided by financing activities	200,455,035

Net increase in cash	440,035

Cash:
Beginning of period

End of period	$440,035

Supplemental schedule of non-cash financing activities

Accrual of registration costs	$165,960

Accrual of deferred underwriting fees	$8,955,000

The accompanying notes are an integral part of these financial statements.

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS
Note 1 — Discussion of the Company’s Organization and Business Operations
     Organization and activities – Atlas Acquisition Holdings Corp. (a corporation in the development stage) (the “Company”) was incorporated on September 6, 2007 for the purpose of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase or other similar business combination, an unidentified operating business (“Business Combination”). The Company’s efforts in identifying a prospective target business (a “Target Business”) will not be limited to a particular industry segment. All activities from September 6, 2007 (date of inception) through January 30, 2008 were related to the Company’s formation and capital raising activities. The Company has selected December 31st as its fiscal year end.
     The Company is considered to be a development stage company and, as such the financial statements presented herein are presented in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 7, “Accounting and Reporting By Development Stage Enterprises.” The Company is subject to the risks associated with activities of development stage companies.
     The registration statement for the Company’s initial public offering (“Offering”) was declared effective on January 23, 2008. The Company consummated the offering on January 30, 2008 for gross proceeds of $200 million and contemporaneous with the consummation of the Offering, the Company’s Sponsors (as defined below) purchased 5,800,000 warrants in the aggregate at $1.00 per warrant in a private placement (the “Insider Warrants). The Company’s management intends to apply substantially all of the net proceeds of the Offering and Private Placement toward consummating a Business Combination. The initial Target Business must have a fair market value equal to at least 80% of our net assets (excluding the amount held in the trust account representing a portion of the underwriters’ deferred discount (Note 6) at the time of such acquisition. However, there is no assurance that the Company will be able to successfully effect a Business Combination.
     Management has agreed that $200 million or $10.00 per Unit sold in the Offering, which includes the $5.8 million received from the Private Placement of Insider Warrants will be held in a trust account (“Trust Account”) and maintained by American Stock Transfer and Trust Company acting as trustee. The money will be invested in permitted United States government securities, of which $8,955,000 or $0.45 per Unit will be paid to the underwriters only upon the consummation of a Business Combination. The placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, prospective acquisition targets or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Up to an aggregate of $3,500,000 earned on the monies held in the Trust Account and $150,000 of net proceeds not held in trust at the close of the Offering may be used to pay for due diligence of prospective Target Businesses, legal and accounting fees relating to Securities and Exchange Commission (“SEC”) reporting obligations and working capital to cover miscellaneous expenses, director and officer insurance and reserves.
     The Company, after signing a definitive agreement for a Business Combination, is obliged to submit such transaction for approval by a majority of the public stockholders of the Company. Stockholders that vote against such proposed Business Combination and exercise their conversion rights are, under certain conditions described below, entitled to convert their shares into a pro rata distribution from the Trust Account (the “Conversion Right”). The actual per share conversion price will be equal to the amount in the Trust Account (inclusive of any interest thereon net of tax), calculated as of two business days prior to the proposed Business Combination, divided by the number of shares sold in the Offering, or approximately $10.00 per share based on the value of the Trust Fund as of January 30, 2008. As a result of the Conversion Right, $59,999,990 has been classified as Common Stock, subject to possible conversion on the

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Note 1 — Discussion of the Company’s Organization and Business Operations– (continued)
accompanying balance sheet as of January 30, 2008. The Company’s stockholders prior to the Offering (the “Initial Stockholders”), have agreed to vote their 5,750,000 founding shares of common stock in accordance with the manner in which the majority of the shares of common stock offered in the Offering are voted by the Company’s public stockholders (the “Public Stockholders”) with respect to a Business Combination. In the event that a majority of the outstanding shares of common stock voted by the Company’s public stockholders vote for the approval of the Business Combination and holders owning 30% or more of the outstanding common stock do not vote against the Business Combination and do not exercise their Conversion Rights, the Business Combination may then be consummated.
     If the Company has not completed a Business Combination within 24 months from the date of the Offering, (the “Target Business Combination Period”), the Company will dissolve and distribute to its Public Stockholders, in proportion to their respective equity interests, the amount held in the Trust Account, and any remaining net assets, after the distribution of the Trust Account. In the event of liquidation, the per share value of the residual assets remaining available for distribution (including Trust Account assets) may be less than the initial public offering price per share in the Proposed Offering.
     With respect to a Business Combination which is approved and consummated, any Public Stockholders who vote against the Business Combination and exercise their Conversion Right will have their common shares cancelled and returned to the status of authorized but unissued shares. The share price will be $10.00 per share cash payment (which includes $0.45 attributable to the deferred underwriting compensation) if the business combination is completed, plus any interest earned on their portion of the trust account but less any interest that has been released to us to fund our working capital requirements and to pay any of our tax obligations. Accordingly, Public Stockholders holding less than 30% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination.
Note 2 —Offering
     In its initial public offering, effective January 23, 2008 (closed on January 30, 2008), the Company sold to the public 20,000,000 units (the “Units” or a “Unit”) at a price of $10.00 per Unit. Net proceeds from the initial public offering totaled approximately $185.3 million, which was net of approximately $5.7 million in underwriting fees and other expenses paid at closing and approximately $9.0 million of deferred underwriting fees. Each Unit consists of one share of the Company’s common stock and one warrant (a “Warrant”).
     The Company has granted to the underwriters a 45-day option to purchase up to 3,000,000 Units solely to cover over-allotments, if any.
     Proceeds held in the Trust account will not be available for the Company’s use for any purpose, except to pay any income taxes and up to $3,500,000 can be taken from the interest earned on the Trust Account to fund the Company’s working capital.
Note 3 — Summary of Significant Accounting Policies
     Basis of Presentation-The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”).

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Note 3 — Summary of Significant Accounting Policies– (continued)
     Development Stage-The Company is in the development stage as defined in SFAS No. 7. To date, the Company has not generated revenues and has devoted its efforts to various start-up activities including development and capital raising.
     Concentration of Credit Risk – Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes the Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.
     Net Loss Per Share – The Company complies with SFAS No. 128, “Earnings Per Share,” which requires dual presentation of basic and diluted earnings per share on the face of the statement of operations. Basic net loss per share is computed by dividing net loss by the weighted average common shares outstanding for the period. Diluted net loss per share reflects the potential dilution that could occur if warrants were to be exercised or converted or otherwise resulted in the issuance of Common Stock that then shared in the earnings of the entity. As the Company reported a net loss for the period from September 6, 2007 (date of inception) to January 30, 2008, the effect of the 25,800,000 warrants outstanding, which consists of the 5,800,000 warrants issued in connection with the Private Placement and 20,000,000 warrants issued as part of the Units sold in the Offering have not been considered in the diluted net loss per common share since these dilutive securities would reduce the loss per common share and become anti-dilutive.
     Fair Value of Financial Instruments – The fair value of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107, “Disclosures about Fair Value of Financial Instrument,” approximate their carrying amounts presented in the accompanying balance sheet at January 30, 2008.
     Use of Estimates – The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.
     Income Taxes – The Company complies with the provisions of SFAS No. 109, “Accounting for Income Taxes”. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred income tax assets to the amount expected to be realized.
     The Company also complies with the provisions of the Financial Accounting Standards Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 prescribes a recognition threshold and measurement process for recording in the financial statements uncertain tax positions taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosures and transitions. The Company adopted FIN 48 and has determined that the adoption did not have an impact on the Company’s financial position, results of operations, or cash flows.

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Note 3 — Summary of Significant Accounting Policies– (continued)
     Redeemable common stock
     The Company accounts for redeemable common stock in accordance with Emerging Issue Task Force EITF D-98 “Classification and Measurement of Redeemable Securities”. Securities that are redeemable for cash or other assets are classified outside of permanent equity if they are redeemable at the option of the holder. In addition, if the redemption causes a liquidation event, the redeemable securities should not be classified outside of permanent equity. As discussed in Note 1, a Business Combination will only be consummated if a majority of the shares of common stock voted by the Public Stockholders are voted in favor of a Business Combination and Public Stockholders holding less than 30% (6,000,000) of common shares sold in the Offering exercise their redemption rights. As further discussed in Note 1, if a Business Combination is not consummated by January 23, 2010, the Company will liquidate. Accordingly, 5,999,999 shares of common stock have been classified outside of permanent equity at redemption value. The Company recognizes changes in the redemption value immediately as they occur and adjusts the carrying value of the redeemable common stock to equal its redemption value at the end of each reporting period. The initial per share redemption price was $10.00 at January 30, 2008.
     Recently Issued Accounting Pronouncements
The Company does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.
Note 4 — Notes Payable
     The Company issued an aggregate of $150,000 unsecured promissory notes to two of its initial stockholders or their affiliates on September 19, 2007 (the “Notes”). The Notes bear interest at a rate of 5% per annum and are payable in full within 60 days following the consummation of the Offering. The Notes have accrued interest of $2,771 as of January 30, 2008 (See Note 8).
Note 5 — Income Taxes
     Significant components of the Company’s deferred tax assets are as follows:

As of
January 30, 2008
Net operating loss	$(7,747)
Less valuation allowance	7,747

Total	$—

     The Company has recorded a full valuation allowance against its deferred tax asset because, as of January 30, 2008, it does not believe it is more likely than not that the deferred tax asset will be realized.
     The Company’s effective tax rate differs from the federal statutory rate due to the Company’s recording of a full valuation allowance.

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Note 6 — Commitments
Administrative Fees
     Commencing on January 23, 2008, the Company has agreed to pay an affiliate of one of its sponsors $10,000 per month for office, secretarial, administrative, technology, and secretarial services. The Company recognized $2,581 of such expense during the period from January 23, 2008 through January 30, 2008 which is included in formation and operating costs on the accompanying statement of operations.
Underwriting Agreement
     In connection with the Offering, the Company has entered into an underwriting agreement (the “Underwriting Agreement”) with the underwriters in the Offering.
     The Company paid an underwriting discount of 2.5225% of the Offering proceeds ($5,045,000) to the underwriters at the closing of the Offering. The Company will pay the underwriters an additional fee of 4.4775% of the Offering proceeds ($8,955,000) payable upon the consummation of a Business Combination.
Note 7 — Capital Stock
Preferred Stock
     The Company is authorized to issue 100,000,000 shares of $.001 par value preferred stock with such designations, voting and other rights and preferences as may be determined from time-to-time by the Board of Directors.
Common Stock
     The Company is authorized to issue an aggregate of 300,000,000 shares of $.001 par value common stock.
Public Warrants
     Each warrant included in the units sold in the Offering (“Public Warrant”) will be exercisable for one share of common stock. Except as set forth below, the Public Warrants entitle the holder to purchase shares of common stock at $7.00 per share, subject to adjustment in the event of stock dividends and splits, reclassifications, combinations and similar events, for a period commencing on the later of: (a) completion of the Business Combination and (b) one year from the effective date of the Offering of the Company’s securities, and ending four years from the date of the Offering. The Company has the ability to redeem the Public Warrants, in whole or in part, at a price of $.01 per Public Warrant, at any time after the Public Warrants become exercisable, upon a minimum of 30 days’ prior written notice of redemption, and if, and only if, the last sale price of the Company’s common stock equals or exceeds $14.25 per share, for any 20 trading days within a 30-trading-day period ending three business days before the Company sent the notice of redemption. If the Company dissolves before the consummation of a Business Combination, there will be no distribution from the Trust Account with respect to such Public Warrants, which will expire worthless. In addition, under no circumstances will the Company be required to net cash settle the exercise of the warrants.
Insider Warrants
     The Insider Warrants are substantially identical to the Public Warrants and may not be sold or transferred, except in limited circumstances, until after the consummation of a Business Combination. If the Company dissolves before the consummation of a Business Combination, there will be no distribution from the Trust Account with respect to such Insider Warrants, which will expire worthless.

ATLAS ACQUISITION HOLDINGS CORP.
(a corporation in the development stage)
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
Note 7— Capital Stock– (continued)
     As the proceeds from the exercise of the Public Warrants and Insider Warrants will not be received until after the completion of a Business Combination, the expected proceeds from exercise will not have any effect on the Company’s financial condition or results of operations prior to a Business Combination.
     The sale of the Insider Warrants did not result in any stock-based compensation expense as the warrants were sold at or above fair value.
Registration Rights – Warrants
     In accordance with the Warrant Agreement related to the Public Warrants and the registration rights agreement associated with the Insider Warrants (collectively the Public Warrants and Insider Warrants are the “Warrants”), the Company is only required to use its reasonable best efforts to register the Warrants and the shares of Common Stock issuable upon exercise of the Warrants and once effective to use its reasonable best efforts to maintain the effectiveness of such registration statement. The Company is not obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. However, with regards to the Insider Warrants, the Company may satisfy its obligation by delivering unregistered shares of common stock. In the event that a registration statement is not effective at the time of exercise, the holder of the Public Warrants shall not be entitled to exercise. Consequently, the Warrants may expire unexercised and unredeemed. The holders of Warrants do not have the rights or privileges of holders of the Company’s common stock or any voting rights until such holders exercise their respective warrants and receive shares of the Company’s common stock.
Note 8— Subsequent Event
On January 31, 2008, the Company paid-off all amounts due outstanding including interest on the note payable.